Registration No. 33-17604
                                                                   Rule 497(e)

                             THE TREASURER'S FUND

          19 Old Kings Highway South, Darien, Connecticut 06820-4526


     Supplement to Statement of Additional Information Dated March 1, 1995

     Due to the high quality of the U.S. Treasury obligations contained in the portfolio of the U.S. Treasury Money Market Portfolio and the lack of shareholder interest in maintaining the rating, the Advisor has decided to withdraw the ratings by Standard & Poor's Corporation and Moody's Investors Service of the shares of this Portfolio and eliminate this Fund expense.


                                                               October 12, 1995

C/M:  10112.0000 307073.1